Exhibit 99.1 News July 25, 2018 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 ONEOK to Acquire Remaining Interest in West Texas LPG Pipeline System TULSA, Okla. – July 25, 2018 – ONEOK, Inc. (NYSE: OKE) today announced it has entered into an agreement with Martin Midstream Partners L.P. (Martin Midstream) to acquire its 20 percent interest in the West Texas LPG Pipeline Limited Partnership (West Texas LPG) for $195 million. With this acquisition, ONEOK will become the sole owner of West Texas LPG. ONEOK completed the acquisition of its initial 80 percent interest in West Texas LPG in December 2014. “Acquiring the remaining interest in West Texas LPG is a strategic step in our broader Permian Basin strategy,” said Terry K. Spencer, ONEOK president and chief executive officer. “A wholly owned West Texas LPG allows ONEOK to more effectively integrate it into the rest of our extensive NGL system, positioning us for future expansion opportunities in the Permian Basin.” This transaction is expected to close on July 31, 2018, and be funded with cash on hand. The West Texas LPG Pipeline is a natural gas liquids (NGL) pipeline system that provides takeaway capacity to Permian Basin producers and consists of approximately 2,600 miles of NGL pipeline in Texas and New Mexico. The system provides transportation services to the Mont Belvieu market center from nearly 40 third-party natural gas processing plants located in the Permian Basin. The Permian Basin in southeastern New Mexico and western Texas is the largest crude oil and natural gas producing basin in the U.S. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent, Permian and Rocky Mountain regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Facebook and Twitter. -more-

ONEOK to Acquire Remaining Interest in West Texas LPG Pipeline System July 25, 2018 Page 2 Some of the statements contained herein are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected net income, capital expenditures, cash flow and projected levels of dividends), liquidity, management’s plans and objectives for our future growth projects and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained herein identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “continue,” “might,” “potential,” “scheduled” and other words and terms of similar meaning. You should not place undue reliance on the forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, those factors listed under “Forward-looking Statements” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors could also have material adverse effects on our future results. These and other risks are described in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2017 and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ### {00099683 - 1 }-more-